Nuveen ESG Mid-Cap Growth ETF (formerly Nushares ESG Mid-Cap Growth ETF)	Ticker NUMG Listing Exchange: Cboe BZX Exchange, Inc.	28 February 2019

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to Shareholders and other information about the Fund online at www.nuveen.com/etf. You can also get this information at no cost by calling (888) 290-9881. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the prospectus, reports to Shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated February 28, 2019, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) through which you hold your shares.

You may elect to receive all future reports in paper free of charge at any time by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

Summary Prospectus

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Investment Objective

Nuveen ESG Mid-Cap Growth ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Mid-Cap Growth Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.40%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$41
3 Years	$128
5 Years	$224
10 Years	$505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the investment results of the Index, which is comprised of equity securities issued by mid-capitalization companies listed on U.S. exchanges that meet certain environmental, social, and governance (“ESG”) criteria. The Index selects from the securities included in the MSCI USA Mid-Cap Growth Index (the “Base Index”), which generally consists of mid-capitalization U.S. equity securities that exhibit overall growth style characteristics based on five variables: long-term forward earnings per share (“EPS”) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend. MSCI Inc. (“MSCI”) is the index provider for the Index and the Base Index. The Index and the Base Index are owned, calculated and controlled by MSCI, in its sole discretion. Neither the sub-adviser nor its affiliates has any discretion to select Index components or change the Index methodology. As of December 31, 2018, the Index was comprised of 81 securities.

The Index identifies equity securities from the Base Index that satisfy certain ESG criteria, based on ESG performance data collected by MSCI Research Inc. ESG performance is measured on an industry-specific basis, with assessment categories varying by industry. Environmental assessment categories can include a company’s impact on climate change, natural resource use, and waste management and emission management. Social evaluation categories can include a company’s relations with employees and suppliers, product safety and sourcing practices. Governance assessment categories can include a company’s corporate governance practices and business ethics. The ESG criteria also consider how well a company adheres to national and international laws and regulations as well as commonly accepted global norms related to ESG matters. The Index generally excludes companies with significant activities in certain controversial businesses, including those involving alcohol, tobacco, military weapons, firearms, nuclear power and gambling, among others.

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Companies that meet the ESG criteria are then ranked within their respective sectors based on their ESG performance score. The highest ranked companies in each sector are identified as eligible for inclusion in the Index until such point that the aggregate weight of companies in the sector reaches 50% of the market cap of such sector in the Base Index. For example, if the market capitalization of all consumer discretionary sector companies included in the Base Index totals $200 million, then the Index would screen these consumer discretionary sector companies, rank them based on ESG performance scores, and add the highest scoring companies to the Index until such point that their combined total market capitalization reaches $100 million. Companies otherwise eligible for inclusion in the Index that exceed certain carbon-based ownership and emissions thresholds are excluded from the Index. Once the universe of eligible Index components is established, MSCI optimizes the weightings of individual components to approximate the sector weightings of the Base Index, within certain constraints established by the Index.

In seeking to track the investment results of the Index, the Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the securities represented in the Index in approximately the same proportions as the Index. The Index is normally rebalanced and reconstituted quarterly in February, May, August, and November. The Index may also remove a security at any time in response to a corporate event such as bankruptcy, delisting, merger or acquisition that causes the security to become ineligible for inclusion in the Index.  The Fund makes changes to its portfolio shortly after any Index changes are made public.

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in component securities of the Index. In addition, under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in the securities of mid-capitalization companies. Mid-capitalization companies are defined as companies that fall in the range of companies included in the MSCI USA Mid Cap Index as of the last business day of the month in which its most recent reconstitution was completed. The MSCI USA Mid Cap Index is designed to measure the performance of the mid cap segments of the U.S. market. As of December 31, 2018, the MSCI USA Mid Cap Index had a float-adjusted market capitalization range from $1.94 billion to $21.85 billion, with an average market capitalization of $9.51 billion. “Float-adjusted” means that the share amounts used in calculating the Index reflect only shares available to investors, with shares held by control groups, public companies and government agencies excluded.

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of companies in a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Concentration Risk—To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class. The Fund currently invests a significant portion of its assets in the information technology sector. The information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, and patent and intellectual property rights.

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

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Investment Style Risk—The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index. In addition, because the Index selects securities for inclusion based on ESG criteria, a Fund may forgo some market opportunities available to funds that do not use these criteria.

Market Trading Risks—The Fund is an exchange-traded fund (“ETF”), and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads. Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage).

Mid-Cap Stock Risk—Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Tracking Error Risk—Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of, for example, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, but the Index does not.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. Both the bar chart and the table assume that all distributions have been reinvested. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.

During the two-year period ended December 31, 2018, the Fund’s highest and lowest quarterly returns were 10.24% and -19.12%, respectively, for the quarters ended September 30, 2018 and December 31, 2018.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and the Index. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

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		Average Annual Total Returns for the Periods Ended December 31, 2018
	Inception Date	1 Year	Since Inception
NUMG (return before taxes)	12/13/16	(5.20)%	5.17%
NUMG (return after taxes on distributions)		(6.90)%	4.13%
NUMG (return after taxes on distributions and sale of Fund shares)		(2.89)%	3.59%
TIAA ESG USA Mid-Cap Growth Index (reflects no deduction for fees, expenses or taxes)		(4.81)%	5.62%
MSCI USA Mid-Cap Growth Index (reflects no deduction for taxes or sales loads)		(7.92)%	4.60%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Teachers Advisors, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Philip James (Jim) Campagna, CFA	Managing Director, Head of Index Strategies	December 2016
Lei Liao, CFA	Managing Director, Index Equity PM	December 2016

Purchase and Sale of Fund Shares

The Fund is an ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”).

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain institutional investors (typically market makers or other broker-dealers) may purchase or redeem Creation Units. The Fund generally issues and redeems Creation Units in exchange for a designated portfolio of securities and/or cash that the Fund specifies each day.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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